UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

January 24, 2008 (January 23, 2008)
Date of report (Date of earliest event reported)

Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut 06901-3238
(Address of Principal Executive Offices and Zip Code)
(203) 969-0666
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02     Results of Operations and Financial Condition.

On January 23, 2008, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal quarter and year ended December 31, 2007. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01     Regulation FD Disclosure.

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 – Other Events

Item 8.01     Other Events.

On January 24, 2008, the Company posted to its website a table which summarizes sales by operating segment and market segment for the quarters and years ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007. A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release issued by the Company on January 23, 2008.

	99.2	Sales by operating segment and market segment for the quarters and years ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION
January 24, 2008
/s/ Mark I. Clair
Mark I. Clair
Vice President, Corporate Controller &
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on January 23, 2008

99.2	Sales by operating segment and market segment for the quarters and years ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007.